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                                                                  Exhibit 10.7.2


Executives of Rockwell Collins who will be party to a Change of Control
Agreement

1.  C.M. Jones
2.  R.M. Chiusano
3.  L.A. Erickson
4.  J.J. Gaspar
5.  N.J. Keating
6.  H.M. Reininga
7.  W.J. Richter